Exhibit 10.2

AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT, dated as of February 8, 2022 (this “Amendment”), by and between David Barthel (“Employee”) and Marizyme, Inc., a Nevada corporation (the “Company”).

RECITALS

A. The Company and Employee previously entered into that certain Executive Employment Agreement, dated October 31, 2021 (the “Employment Agreement”).

B. The parties hereto desire to amend the Employment Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. All capitalized words and phrases used herein without definition shall have the meanings ascribed to them in the Employment Agreement.

2. AMENDMENTS.

2.1 The third paragraph in the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“In addition to the ISOs listed above, Employee will receive an additional 400,000 ISOs upon execution of this Agreement at the agreed upon fair market price of $1.75. All ISOs listed above will have 10% vest upon grant and the balance will vest quarterly over a three (3) year period in equal installments.”

3. EFFECT OF AMENDMENT. Except as amended as set forth above, the Employment Agreement shall continue in full force and effect. In the event of a conflict between the provisions of this Amendment and the Employment Agreement, this Amendment shall prevail and govern.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

5. GOVERNING LAW. The validity, construction and effect of this Amendment will be governed by the laws of the State of Nevada without giving effect to that state’s conflict of laws rules. Any Dispute will be resolved in a forum located in the State of Delaware. The provisions of this Section 5 shall survive the entry of any judgment, and will not merge, or be deemed to have merged, into any judgment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates set forth underneath their signatures below.

Marizyme, Inc.

/s/ George Kovalyov
By:	George Kovalyov
Title:	Chief Financial Officer

David Barthel

/s/ David Barthel
David Barthel

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